Exhibit 10.28

SUCCESSION AGREEMENT

This Succession Agreement (the “Agreement”) is made and entered into this                      day of             , 200    , by and among                                  (the “Corporation”) and                                  ( the “Founding Doctor”).

RECITALS

A. The Corporation is a professional medical corporation a (“Professional Corporation”) organized under the applicable provisions of .

B. The Founding Doctor is currently the legal and beneficial owner of all of the issued and outstanding shares of the Corporation (the “Shares”).

C. The Founding Doctor is the sole member of the Board of Directors of the Corporation.

D. The Corporation has entered into that certain management agreement (the “Management Agreement”) dated                      between the Corporation and                                  (“Management Company”). The Management Company currently provides management services to the Corporation pursuant to the Management Agreement. The Founding Doctor currently owns an equity interest in the Management Company or one of its affiliates. The Founding Doctor agrees that he shall not profit from the business of the Corporation by reason of his position as a director or shareholder of the Corporation, other than indirectly through the Management Company or its affiliates.

E. The parties hereto desire to promote their mutual interest by imposing certain restrictions on the sale, transfer or other disposition of the Shares and provide for certain disposition of the Shares in the event of the death, permanent disability, permanent incapacity or termination of any of the Doctors (as defined below), thus ensuring the continued successful operation of the business of the Corporation. Further, the parties hereto desire to set forth certain of their understandings with reference to other matters pertaining to the Corporation.

F. Each of the parties has agreed to be bound by the covenants and agreements set forth herein [and the spouse of the Founding Doctor has executed an Acknowledgment and Consent in substantially the form of Exhibit “A” for the mutual benefit of the parties hereto, collectively and individually].

TERMS AND CONDITIONS

NOW, THEREFORE, in consideration of the foregoing recitals, which are incorporated herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. GENERAL PURPOSE; CONSTRUCTION.

As used herein, the term “Succession Events” shall mean the death, permanent disability, permanent incapacity or loss of legal ability to be a shareholder or director of a professional corporation of the Founding Doctor or any direct or indirect successors, as a shareholder or director, to any of the Founding Doctor’s rights in or duties to the Corporation (each a “Doctor” and collectively, the “Doctors”) or the termination (for any reason whatsoever) of any of the Doctors as an employee, consultant, stockholder or member of the Board of Directors of the Management Company. The purpose of this Agreement is to provide for the orderly management of the Corporation. In the event of a Succession Event, it is the further purpose of this Agreement to provide for orderly transition in the ownership of the stock of the Corporation and the orderly transition in the members of the Boards of Directors of the Corporation. In connection therewith, it is the intent of the parties hereto that, notwithstanding the occurrence of a Succession Event’

(1) The Corporation shall maintain its existence as a Professional Corporation or other entity with the right to practice medicine.

(2) The Corporation shall continue to honor the Management Agreement.

(3) The Boards of Directors of the Corporation shall consist of employees or directors of, or independent contractors to, the Management Company or one of its affiliates who are otherwise qualified to serve thereon.

EVENTS PRIOR TO SUCCESSION EVENTS.

(a) During the term of the Management Agreement, each member of the Board of Directors of the Corporation shall be an employee or director of, or independent contractor to, the Management Company (or an affiliate thereof) who is otherwise qualified hereunder. Additionally, no person shall be a shareholder of this Corporation unless such person also is a director of this Corporation at the same time. In addition, each member of the Board of Directors must be a person who is licensed to render professional medical services. A licensed person who is not legally disqualified to render the professional services that the Corporation is or was rendering is hereinafter referred to as a “Qualified Medical Professional.”

(b) The Doctors agree to vote the Shares only for directors of the Corporation who are Qualified Medical Professionals and who are otherwise qualified as set forth in the preceding paragraph.

(c) During the term of this Agreement,. the Doctors shall not sell, transfer, pledge or otherwise hypothecate the Shares. The Shares will be marked with a restrictive legend with respect thereto.

(d) The Doctors agree to, and shall cause all directors of the Corporation to, take all steps necessary to ensure that the Corporation remain in good standing as a professional corporation or other entity.

(e) The Doctors will consult with the Management Company prior to taking any action for the Corporation and, unless compliance with the advice of the Management Company is contrary to the fiduciary duties of the Doctors to this Corporation or otherwise prohibited by law, the Doctors shall act in accordance with such advice, including but not limited to issuance of debt, negotiation and acceptance of contracts and establishment and approval of operating and capital budgets.

3. EVENT OF DEATH.

Upon the death of one of the Doctors (the “Decedent”), the following shall occur:

(a) Shareholder Issues.

(i) As soon as reasonably practicable following the death of the Decedent, the Decedent’s estate shall sell to the Corporation, and the Corporation shall purchase from the Decedent’s estate, the Shares held by the Decedent in the Corporation.. The aggregate purchase price for the Shares held by that Decedent in the Corporation shall be Dollars                      ($                     ).

(ii) As soon as reasonably practicable following the death of the Decedent and repurchase of the Decedent’s Shares, the Corporation shall sell one (1) newly issued share in the Corporation to a Qualified Medical Professional selected by the Board of Directors who is or upon issuance of shares will be a shareholder of the Corporation and is then employed by, contracting with or on the Board of Directors of the Management Company or an affiliate thereof (a “Successor Shareholder”). The purchase price for such Share shall be                      Dollars ($                     ). It shall be a condition to such sale that the Successor Shareholder (a) be appointed to the Board of Directors of the Corporation, and (b) agree in writing to become a party to this Agreement as a Doctor successor to the Decedent.

(iii) Each Successor Shareholder shall be a Qualified Medical Professional, and each Successor Shareholder shall also be an employee or member of the Board of Directors of, or independent contractor to, the Management Company or an affiliate thereof. Each Successor Shareholder shall be designated as being eligible to be a shareholder and director of the Corporation by the Management Company’s Board of Directors.

(b) Director Issues.

(i) Each of the Doctors, in their capacities as directors of the Corporation, agree that, in the event of the death of a Decedent, they shall fill the vacancy on the Board of Directors of the Corporation by electing the Successor Shareholder selected pursuant to Paragraph 3.(a)(ii) above to the Board of Directors.

(ii) Each of the Doctors shall vote his or her Shares hereunder to elect each Successor Shareholder to the Board of Directors of the Corporation; provided, however, no Doctor shall be obligated to elect any such person if he or she believes it is not in the best interest of the Corporation. If, as a result of one or more Doctors withholding his or her vote as provided above, the person proposed as a Successor Shareholder is not elected to the Board of Directors, then the Successor Shareholder shall be deemed a Terminating Doctor and the procedures set forth under Section 5 shall apply.

4. PERMANENT DISABILITY AND PERMANENT INCAPACITY.

In the event of the death, permanent disability or permanent incapacity of a Doctor as determined by a recognized medical authority, then the Doctor shall be treated as a Decedent pursuant to Paragraph 3 hereof. The term “permanent disability” shall not include. any condition which would allow the Doctor to continue to perform his or her principal functions as director, with reasonable accommodation on the part of the Corporation.

5. TERMINATION OF DOCTOR AS EMPLOYEE, CONSULTANT OR DIRECTOR OF THE MANAGEMENT COMPANY; LOSS OF QUALIFIED MEDICAL PROFESSIONAL STATUS.

Upon any one of the Doctors’ (the “Terminating Doctor”) ceasing to be an employee, stockholder or director of, or an independent contractor to, the Management Company or an affiliate thereof (regardless of whether such event is voluntary or involuntary or has occurred at the instance of the Doctor or the Management Company or its affiliate) or ceasing to be a Qualified Medical Professional, the following shall occur:

(a) Shareholder Issues.

(i) Within thirty (30) days after the Succession Event affecting the Terminating Doctor, the Terminating Doctor shall sell to the Corporation, and the Corporation shall purchase from the Terminating Doctor, the Shares held by the Terminating Doctor in the Corporation. The aggregate purchase price for the Shares shall be                      Dollars ($                     ).

(ii) As soon as reasonably practicable following the Succession Event affecting the Terminating Doctor and repurchase of the Terminating Doctor’s Shares, the Corporation shall sell one (1) newly issued share in the Corporation to a Qualified Medical Professional selected by the Board of Directors who’ is then employed by or on the Board of Directors of, or an independent contractor to, the Management Company or an affiliate thereof (a “Successor Shareholder”). The purchase price for such Share shall be                      Dollars ($                     ). It shall be a condition to such sale that the Successor Shareholder (a) be appointed to the Board of Directors of the Corporation, and (b) agree in writing to become a party to this Agreement as a Doctor successor to the Terminating Doctor.

(iii) Each Successor Shareholder shall be a Qualified Medical Professional, and each Successor Shareholder shall also be an employee or member of the Board of Directors of, or an independent contractor to, the Management Company or an affiliate thereof.

(b) Director Issues.

(i) Upon the occurrence of the Succession Event, the Terminating Doctor shall be deemed to have submitted his or her resignation as a director of the Corporation, effective as of the date of the Succession Event. Each of the Doctors, in their capacities as directors of the Corporation, agree that as soon as practicable following the Succession Event affecting the Terminating Doctor, they shall fill the vacancy on the Board of Directors by electing the Successor Shareholder, selected pursuant to Paragraph 5(a)(ii) above., to the Board of Directors.

(ii) Each of the Doctors shall vote his or her Shares hereunder to elect each Successor Shareholder to the Board of Directors of the Corporation; provided, however, no Doctor shall be obligated to elect any such person if be or she believes it is not in the best interest of the Corporation. If, as a result of one or more Doctors withholding his or her vote as provided above, the person proposed as a Successor Shareholder is not elected to the Board of Directors, then the Successor Shareholder shall be deemed a Terminating Doctor and the procedures set forth under Section 5 shall apply.

6. TERM AND AMENDMENT TO BYLAWS.

This Agreement shall be in full force and effect for so long as the Management Agreement is in full force and effect. This Agreement shall terminate upon the termination of the Management Agreement (whether it be the Initial Term or any Renewal Term as defined therein). The Doctors, including each Successor Shareholder, agree that they will not amend the Bylaws of the Corporation in a manner adverse to the purposes set forth and specified in paragraphs herein so long as this Agreement is in effect.

7. COMMUNITY PROPERTY INTEREST.

The parties hereto agree that they shall cause their respective spouses to execute a Spousal Consent in the form attached hereto as Exhibit “A” signifying such spouse’s consent to this Agreement and such spouse’s agreement that any rights that spouse may have, as a result of a community property interest in the Shares or otherwise, shall be subject to the provisions of this Agreement. It is intended by this Agreement that the parties hereto shall subject their entire interest in the Shares owned by them to the terms of this Agreement, irrespective of any community property interest of any spouse.

8. DELIVERY OF SHARES, STOCK ASSIGNMENTS.

Upon the purchase of any Shares hereunder, the Corporation or the person selling the Shares shall deliver to the Corporation and/or the purchasing shareholder, as the case maybe, the stock certificate or certificate evidencing the Shares purchased, together with all necessary or appropriate stock assignments separate from certificate. The Corporation also may require any shareholder of the Corporation to execute in blank and deposit with the Corporation appropriate stock assignments separate from certificate, to be effective upon completion so as to complete a transfer of Shares hereunder. The Corporation, at its election, may retain original share certificates for purposes of ensuring compliance with the provisions hereof.

9. FURTHER AGREEMENTS.

(a) Party to Agreement. As a condition to a sale of Shares, any Successor Shareholder shall become a party to this Agreement and agree to be bound by the terms hereof.

(b) Transfer of Shares. During the term of this Agreement, the Doctors and any Successor Shareholder shall not sell, transfer, pledge or otherwise hypothecate their Shares. The Shares will be marked with a restrictive legend with respect thereto.

10. COPY OF AGREEMENT.

The Corporation shall keep a copy of this Agreement on file in the principal business office of the Corporation.

11. NOTICES.

Any and all notices or other matters required or permitted by this Agreement to be served on, given to or deliver to a party shall be in writing and shall be deemed duly serviced, given or delivered when personally delivered to such party, or in lieu of such personal service, when deposited in the United States mail, certified, postage prepaid, or by facsimile transmission followed by mail delivery, addressed to such person as follows:

To Corporation:	[Name]
[Address]
[Fax]
[Telephone]
Attention:

To Founding Doctor:
[Name]
[Address]
[Fax]
[Telephone]
Attention:

Any party hereto may change its address for the purpose of receiving notices, demands and other communications as herein provided by a written notice given in the manner aforesaid to the other parties hereto.

13. ATTORNEYS’ FEES.

Should any parties hereto institute any action or proceeding at law or in equity or in connection with an arbitration, to enforce any provision of this Agreement, including an action for declaratory relief, or for damages by reason of an alleged breach of any provision of this

Agreement or otherwise in connection with this Agreement, or any provision thereof, the prevailing party shall be entitled to recover from the losing party or parties reasonable attorneys’ fees and costs for services rendered to the prevailing party in such action or proceeding.

14. MISCELLANEOUS.

(a) Applicable Law. This Agreement shall, in all respects, be governed by the laws of the State of California.

(b) Severability. Nothing contained herein shall be construed so as to require the commission of any act contrary to law, and whenever there is any conflict between any provision contained herein and any present or future statute, law, ordinance or regulation, the latter shall prevail; but the provision of this Agreement which is affected shall be curtailed and limited only to the extent necessary to bring it in the requirements of the law.

(c) Further Assurances. Each of the parties hereto shall execute and deliver any and all additional papers, documents, and other assurances, and shall do any and all acts and things reasonably necessary in connection with the performance of his or her obligations hereunder to carry out the intent of the parties hereto.

(d) Modifications or Amendments. No amendment, change or modification of this Agreement shall be valid, unless in writing and signed by all of the parties hereto.

(e) Entire Agreement. This Agreement constitutes the entire understanding and agreement of the parties with respect to its subject matter and any and all prior agreements, understandings or representations with respect to its subject matter are hereby terminated and cancelled in their entirety and are of no further force or effect.

(f) Non-Waiver. No waiver by any party hereto for a breach of any provision of this Agreement shall constitute a waiver or any preceding or succeeding breach of the same or any other provision hereof.

(g) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(h) Number and Gender. In this Agreement, the masculine, feminine or neuter gender, and the singular or plural number, shall each be deemed to include the other, whenever the context so requires.

(i) Captions. The captions appearing at the commencement of the sections hereof are descriptive only and for convenience in reference. Should there be any conflict between any such caption and the section at the head of which it appears, the section and not such caption shall control and govern in the construction of this Agreement.

(j) Continued Tenure. The parties hereto acknowledge that nothing contained in this Agreement shall be deemed as a guarantee of continued tenure on the Board of Directors of the Corporation.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written..-

[Corporation]

By:
Its:

FOUNDING DOCTOR:

[Name]